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                                                                    EXHIBIT 99.1

                        LAKEHEAD PIPE LINE COMPANY, INC.
                        --------------------------------
             (A WHOLLY OWNED SUBSIDIARY OF ENBRIDGE PIPELINES INC.)

                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                  --------------------------------------------

                           DECEMBER 31, 1998 AND 1997
                           --------------------------



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                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and
   Board of Directors of
   Lakehead Pipe Line Company, Inc.

In our opinion, the accompanying consolidated statement of financial position, presents fairly, in all material respects, the financial position of Lakehead Pipe Line Company, Inc. (a wholly owned subsidiary of Enbridge Pipelines Inc.) and its subsidiaries at December 31, 1998 and 1997 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Minneapolis, Minnesota

January 8, 1999



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
-----------------------------------------------------------------------------------------------------------------------

                                         LAKEHEAD PIPE LINE COMPANY, INC.
                              (A WHOLLY OWNED SUBSIDIARY OF ENBRIDGE PIPELINES INC.)
                                   CONSOLIDATED STATEMENT OF FINANCIAL POSITION

-----------------------------------------------------------------------------------------------------------------------

(UNITED STATES DOLLARS IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------

December 31,                                                                                 1998                  1997
-----------------------------------------------------------------------------------------------------------------------

ASSETS

Current Assets
   Cash                                                                               $       0.6           $       0.2
   Accounts receivable                                                                        4.7                   2.8
   Loans to affiliated companies (Note 7)                                                    35.5                  13.7
-----------------------------------------------------------------------------------------------------------------------

                                                                                             40.8                  16.7

Loans to Affiliated Companies (Note 7)                                                      457.8                 198.6
Investment in Master Limited Partnership (Note 3)                                            44.2                  42.0
Investment in Frontier Pipeline Company (Note 4)                                              8.8                   6.5
Deferred Charges and Other                                                                    8.0                   4.8
-----------------------------------------------------------------------------------------------------------------------

                                                                                      $     559.6           $     268.6
=======================================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY

Current Liabilities
   Accounts payable and other                                                         $       4.8           $       1.7
   Income and other taxes                                                                     1.9                   2.2
   Loans from affiliated companies (Note 7)                                                     -                   6.5
-----------------------------------------------------------------------------------------------------------------------

                                                                                              6.7                  10.4

Long-term Debt (Note 5)                                                                     259.2                     -
Other Long-term Liabilities                                                                   2.0                     -
Deferred Income Taxes                                                                       142.1                 144.1
Minority Interest (Note 2)                                                                    0.3                   0.2
Contingencies (Note 8)
-----------------------------------------------------------------------------------------------------------------------

                                                                                            410.3                 154.7
-----------------------------------------------------------------------------------------------------------------------

Shareholder's Equity
   Common stock
     Authorized - 500,000 shares, at $50 par value each
     Issued     - 400,000 shares                                                             20.0                  20.0
   Contributed surplus                                                                        6.6                   6.6
   Retained earnings                                                                        122.7                  87.3
-----------------------------------------------------------------------------------------------------------------------

                                                                                            149.3                 113.9
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                                                                                      $     559.6           $     268.6
=======================================================================================================================

The accompanying notes to the consolidated financial statement are an integral part of this statement.

--------------------------------------------------------------------------------

                        LAKEHEAD PIPE LINE COMPANY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ENBRIDGE PIPELINES INC.)
                NOTES TO THE 1998 AND 1997 CONSOLIDATED STATEMENT
                              OF FINANCIAL POSITION

--------------------------------------------------------------------------------

(UNITED STATES DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------

1.  NATURE OF OPERATIONS

Lakehead Pipe Line Company, Inc. ("Company") is the general partner of Lakehead Pipe Line Partners, L.P. and Lakehead Pipe Line Company, Limited Partnership, collectively known as the "Partnership". As the sole general partner, the Company is responsible for management and operation of the Partnership. Consolidated subsidiaries primarily engage in investment and lending activities. The Company is owned by Enbridge Pipelines Inc. ("Enbridge Pipelines") (formerly Interprovincial Pipe Line Inc.), a Canadian corporation owned by Enbridge Inc. ("Enbridge") (formerly IPL Energy Inc.) of Calgary, Alberta, Canada.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated statement of financial position of the Company is prepared in accordance with generally accepted accounting principles in the United States which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and related disclosures.

PRINCIPLES OF CONSOLIDATION

The consolidated statement of financial position includes the accounts of the Company, its wholly owned subsidiaries, IPL Energy Finance Company ("Finance Co."), IPL Energy (Atlantic) Inc., LPL Financial Inc., Enbridge Holdings (Frontier) Inc. (formerly IPL Frontier Holdings (U.S.A.) Inc.), Westcoast Oil & Gas Corp. and LPL Commerce (Cayman) Inc., and its 99% limited partner interest in Lakehead Services, Limited Partnership ("Services Partnership"). The 1% general partner interest in the Services Partnership is accounted for as a minority interest. The equity method is used to account for the effective 2% general partner and 14.6% limited partner interest in the Partnership and a 43.75% partnership interest in Frontier Pipeline Company ("Frontier") because the Company significantly influences their operations. The Partnership and Frontier are not consolidated due to the absence of majority ownership and control by the Company. Although the Company is the sole general partner of the Partnership, the partnership agreement provides unaffiliated limited partners with important voting rights with respect to the Partnership's operations and the Company's continued existence as its general partner.

DEFERRED INCOME TAXES

Deferred income taxes are accounted for using the liability method. Under this method, deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations. These deferred income taxes are measured by applying currently enacted tax laws.

COMPARATIVE AMOUNTS

Certain comparative amounts are reclassified to conform with the current year's financial statement presentation.

OFF BALANCE SHEET FINANCIAL INSTRUMENTS

Gains and losses on financial instruments used to hedge the Company's tax exposure to foreign exchange fluctuations upon repayment of the Canadian dollar denominated debt are deferred and recognized concurrently with the related tax expense.


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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSLATION

The Company's functional currency for its foreign subsidiaries is the Canadian dollar. Assets and liabilities are translated into U.S. dollars using the exchange rate on the balance sheet date, except non-monetary items which are translated on a historical basis.


3.  INVESTMENT IN MASTER LIMITED PARTNERSHIP

On December 27, 1991, the Company transferred substantially all of its assets and liabilities related to its pipeline business to the Partnership, a Delaware Master Limited Partnership. The Company has an effective 2% general partner and 14.6% limited partner interest in the Partnership.

The assets, liabilities and partners' capital of the Partnership are summarized below:

-----------------------------------------------------------------------------------------------------------------------

DECEMBER 31,                                                                                 1998                  1997
-----------------------------------------------------------------------------------------------------------------------

Current assets                                                                       $      111.3          $      208.5
Deferred charges and other                                                                    6.9                   4.4
Property, plant and equipment, net                                                        1,296.2                 850.3
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                                                                                     $    1,414.4          $    1,063.2
=======================================================================================================================

Current liabilities                                                                  $      102.3          $       69.8
Long-term debt                                                                              814.5                 463.0
Accrued rate refunds and related interest                                                       -                  26.1
Minority interest                                                                             2.6                   2.5
Partners' capital                                                                           495.0                 501.8
-----------------------------------------------------------------------------------------------------------------------

                                                                                     $    1,414.4          $    1,063.2
=======================================================================================================================


4.  FRONTIER PIPELINE COMPANY

Frontier is a Wyoming general partnership, which owns and operates a 290-mile crude oil pipeline in Utah and Wyoming. Following the February 1, 1997 acquisition of an additional 8.75% interest in Frontier for $3.2 million, the Company now holds a 43.75% general partner interest and is required to support Frontier's financial obligations to this extent.


5.  DEBT

LONG-TERM DEBT

On October 13, 1998, Finance Co. borrowed Canadian $400.0 million under a committed extendible credit facility. The debt matures on October 13, 2004 and can be extended a further 364 days based upon an annual request. The interest rate is 5.7% and will be reset quarterly based upon the Canadian dollar three-month LIBOR rate plus 32.5 basis points. The U.S. dollar equivalent of the debt at December 31, 1998 is $259.2 million. This credit facility is guaranteed by Enbridge.

REVOLVING CREDIT FACILITY AGREEMENT

The Services Partnership has a $350.0 million ($205.0 million prior to June 18,
1998) Revolving Credit Facility Agreement scheduled to mature during September 2003, but is subject to extension. Each year, on the anniversary date of the facility, the current maturity date may be extended by one year subject to the approval of the lending banks. Under the terms of the facility, the Services Partnership and the Partnership may draw down funds up to a combined maximum amount of $350.0 million. The Partnership is entitled to require the Services Partnership to repay amounts owed by the Services Partnership in order to allow the Partnership to borrow thereunder. Upon drawdown by the Services Partnership, the loans are collateralized with U.S. or Canadian government securities. At December 31, 1998, $305.0 million (1997 - $153.0 million) of the facility was utilized by the Partnership and none (1997 - $52.0 million) was utilized by the Services Partnership. The facility provides for borrowing at variable interest rates and contains various restrictive covenants applicable to the Services Partnership, including restrictions on the incurrence of certain other indebtedness and liens, mergers and investments.

In conjunction with its borrowings under this facility during 1991, the Services Partnership had irrevocably placed U.S. government securities in a trust to be used solely for satisfying its scheduled payments of both interest and principal on these borrowings. This transaction had been recognized as an in-substance defeasance and the debt was considered to be extinguished. During 1998, the scheduled payments of interest and principal were fully extinguished by the trust. The remaining trust assets of $4.1 million were distributed to the Services Partnership.



6.  INCOME TAXES

Deferred income tax liabilities of $142.1 million at December 31, 1998 (1997 - $144.1 million) have arisen principally as a result of the gain deferral, for income tax purposes, on the transfer of assets to the Partnership.



7.  RELATED PARTY TRANSACTIONS

At December 31, 1998, accounts receivable includes $0.4 million (1997 - $2.0 million) from the Partnership and $4.2 million from affiliated companies. Accounts payable at December 31, 1998 includes $0.6 million (1997 - $1.2 million) to an affiliated company.

During October 1998, Enbridge Pipelines issued a Canadian dollar denominated note to the Company for $400.0 million. The note matures on October 13, 1999 and can be extended upon request. The interest rate is 6.04% and will be reset quarterly based upon the Canadian three-month LIBOR rate plus 66.5 basis points. The U.S. dollar equivalent of the note at December 31, 1998 is $259.2 million.

At December 31, 1996, the Company had Canadian dollar denominated short-term loans outstanding to Enbridge of Canadian $265.2 million, with a U.S. dollar equivalent of $193.6 million. These short-term loans had interest rates ranging from 3.32% to 6.38%. As these loans matured during August 1997, they were converted to a 15-year U.S. dollar denominated long-term loan. At December 31, 1998 and December 31, 1997, the amount outstanding for the long-term loan to Enbridge was $198.6 million due to mature on August 22, 2012. The interest rate on the loan is 8.0% per annum, payable semi-annually.

During the third quarter of 1998, the Company approved a $200.0 million uncommitted lending facility to the Partnership to provide an alternative source of funds in the event that a temporary disruption in the capital markets delays anticipated Partnership debt and equity issuances. Under this facility, in late September 1998, the Partnership borrowed $37.0 million at an interest rate of 8.75%. This loan was repaid in early October.

At December 31, 1997, the Company had short-term loans outstanding from Enbridge of $6.5 million. These demand loans carried an interest rate of 8.0% and were repaid during 1998.

From time to time, the Company makes demand loans to various affiliated companies. Generally, these short-term demand loans bear interest at 130% of the monthly short-term applicable federal rate. During 1998, the interest on these demand loans averaged 6.70% (1997 - 7.43%).

Loan balances at December 31, are as follows:

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                                                                  12/31/98
                                                          CURRENCY       RATE        MATURITY         1998         1997
-----------------------------------------------------------------------------------------------------------------------

Loans to Affiliated Companies:
   Enbridge Pipelines                                     Canadian        6.0%        1999        $  259.2     $      -
   Enbridge                                                  USD          8.0%        2012           198.6        198.6
   Enbridge                                                  USD          5.5%       Demand           10.2            -
   Enbridge (U.S.) Inc.                                      USD          5.5%       Demand           23.1         13.0
   Enbridge Pipelines (Toledo) Inc.                          USD          5.5%       Demand            1.8          0.1
   Enbridge (Pennsylvania) Inc.                              USD          5.5%       Demand            0.4            -
   Enbridge Holdings (Mustang) Inc.                          USD                     Demand              -          0.6
-----------------------------------------------------------------------------------------------------------------------

                                                                                                     493.3        212.3
Current Portion                                                                                      (35.5)       (13.7)
-----------------------------------------------------------------------------------------------------------------------

                                                                                                  $  457.8     $  198.6
=======================================================================================================================


8.  CONTINGENCIES

In connection with the transfer of its pipeline business to the Partnership, the Company will indemnify the Partnership from and against substantially all liabilities, including liabilities relating to environmental matters, arising from operations prior to the transfer. This indemnification does not apply to amounts that the Partnership would be able to recover in its tariff rates (if not recovered through insurance), or to any liabilities relating to a change in laws after December 27, 1991. In addition, in the event of default, the Company, as sole general partner, is subject to recourse with respect to the Partnership's First Mortgage Notes and Revolving Credit Facility Agreement which amounted to $615.0 million at December 31, 1998 (1997 - $463.0 million).


9.  FINANCIAL INSTRUMENTS

Based on the lending and borrowing rates currently available for instruments with similar terms and the same remaining maturities, the carrying amount of the intercompany advances and loans approximate fair value.

Based on quoted market prices for the Partnership's publicly held Class A Common Units as at December 31, 1998, the fair value of the Company's 16.6% ownership of the Partnership, which is carried at $44.2 million (1997 - $42.0 million), is estimated to be approximately $215.7 million (1997 - $194.3 million). This method values the general partner interest (2%) on the same basis as the limited partner's interest, and does not attribute any value to the General Partner's right to receive incentive distributions.

The Company has financial instruments denominated in Canadian dollars at December 31, 1998 that have exposure to fluctuations in exchange rates. Accordingly, the Company enters into foreign exchange contracts with major financial institutions to offset the impact of U.S. income taxes on gains and losses arising from the translation of these financial instruments. At December 31, 1998, the Company had foreign exchange contracts, maturing on October 13, 2003, to sell Canadian $234.6 million dollars for a contracted amount of $150.0 million. Based on quoted market prices at December 31, 1998, the Company would have received foreign exchange contracts with similar terms and remaining maturities at approximately $153 million, resulting in a fair value foreign exchange contract liability of $3 million.